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                                                                     Rule 497(e)
                                                       Registration No. 33-11371
                                                               File No. 811-4982


                              HEARTLAND GROUP, INC.
                           Heartland Select Value Fund
                            Heartland Value Plus Fund
                              Heartland Value Fund

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                       Supplement Dated December 15, 2003
                                       to
                         Prospectus Dated April 9, 2003

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Proceedings

         The following paragraphs hereby replace in its entirety the information contained on page 8 of the Prospectus under the caption "Litigation":

                  On July 18, 2002, pursuant to a stipulation and following a fairness hearing, the U.S. District Court for the Eastern District of Wisconsin approved a settlement of a consolidated class action brought by shareholders of the Heartland High-Yield Municipal Bond Fund and the Short Duration High-Yield Municipal Fund (together, the "High-Yield Funds"), in which Heartland, Heartland Advisors, the High-Yield Funds and certain other parties were named as defendants. The litigation arose out of a repricing of the securities in the High-Yield Funds in October 2000. The High-Yield Funds have been in receivership since March 2001. Under the terms of the settlement, Heartland, Heartland Advisors, the High-Yield Funds, and certain related parties were dismissed and released from all claims in the class action upon establishment of a settlement fund for the benefit of the class plaintiffs. Neither Heartland nor any of its separate funds, directors, or officers were required to contribute to the settlement fund (although Heartland Advisors did make a substantial contribution to facilitate settlement). Subsequently, all other suits filed by persons who opted out of the class action settlement were also settled without any contribution from Heartland, its funds, directors or officers.

                  On December 11, 2003, the SEC filed a civil complaint in United States District Court for the Eastern District of Wisconsin (Civil Action No. 03C1427) relating to the High-Yield Funds against Heartland Advisors; William J. Nasgovitz, President of Heartland Advisors, President and a director of Heartland and Co-Portfolio Manager of

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                  the Heartland Value Fund; Paul T. Beste, Chief Operating
                  Officer of Heartland Advisors and Vice President of Heartland; Kevin D. Clark, an officer of Heartland Advisors; certain former officers of Heartland Advisors; a former director of Heartland; and others.

                  The SEC alleges various violations of the federal securities laws with respect to the pricing of securities owned by the High-Yield Funds and the related calculation of the High-Yield Funds' net asset value per share from March 2000 to March 2001; disclosures in the prospectus, other Commission filings and promotional materials for the High-Yield Funds relating to risk management, credit quality, liquidity and pricing;
                  breach of fiduciary duty; the sale in September and October 2000 by certain individual defendants of shares of the High-Yield Funds while in possession of material, non-public information about those funds; and the disclosure of material, non-pubic information to persons who effected such sales. The SEC seeks civil penalties and disgorgement of all gains received by the defendants as a result of the conduct alleged in the complaint, a permanent injunction against the defendants from further violations of the applicable federal securities laws, and such other relief as the court deems appropriate.

                  The complaint does not involve Heartland, the Heartland Select Value, Value Plus or Value Funds (the "Funds"), any portfolio manager of those Funds (other than Mr. Nasgovitz) or any of the current independent directors or any independent director nominee of Heartland. However, an adverse outcome for Heartland Advisors and/or its officers named in the complaint may affect their ability to continue to provide services to the Funds.

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